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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2002

NetRatings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27907 (Commission File Number)	77-0461990 (IRS Employer Identification No.)
890 Hillview Court, Suite 300 Milpitas, California (Address of principal executive offices)	95035 (Zip Code)

(408) 957-0699
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On January 18, 2002, NetRatings, Inc. ("NetRatings"), Sonoma Acquisition Corp., LLC, a wholly owned subsidiary of NetRatings ("Sub"), and Jupiter Media Metrix, Inc. ("Jupiter Media Metrix"), entered into Amendment No. 1 (the "Amendment") to the Agreement and Plan of Merger dated as of October 25, 2001 (the "Merger Agreement"), among NetRatings, Sub, and Jupiter Media Metrix. A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

        Also on January 18, 2002, Netratings and Jupiter Media Metrix issued a joint press release announcing that they entered into the Amendment. A copy of the joint press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Exhibits

2.1
Amendment No. 1 dated as of January 18, 2002, to the Agreement and Plan of Merger dated as of October 25, 2001 among NetRatings, Sonoma Acquisition Corp., LLC, and Jupiter Media Metrix, Inc.

99.1
Press release dated January 18, 2002, issued jointly by NetRatings, Inc. and Jupiter Media Metrix, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETRATINGS, INC.
Date: January 18, 2002	By:	/s/ JACK R. LAZAR Jack R. Lazar Executive Vice President of Corporate Development, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
2.1	Amendment No. 1 dated as of January 18, 2002, to the Agreement and Plan of Merger dated as of October 25, 2001 among NetRatings, Sonoma Acquisition Corp., LLC, and Jupiter Media Metrix, Inc
99.1	Press release dated January 18, 2002, issued jointly by NetRatings, Inc. and Jupiter Media Metrix, Inc.

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  Item 5. Other Events.
  Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX